UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 25, 2002



                       Atlas Air Worldwide Holdings, Inc.
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             (Exact name of registrant as specified in its charter)



                  Delaware               0-25732               13-4146982
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  (State or other jurisdiction      (Commission               (IRS Employer
   of incorporation)                File Number)             Identification No.)




                2000 Westchester Avenue, Purchase, New York 10577
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:(914) 701-8000
                                                   --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                 Atlas Air, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware 0-25732 84-1207329 (State or other jurisdiction (Commission (IRS
           Employer of incorporation) File Number) Identification No.)


                2000 Westchester Avenue, Purchase, New York 10577
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:(914) 701-8000
                                                   --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



     This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

Item 4. Changes in Registrant's Certifying Accountant.

     The Audit Committee of the Board of Directors of Atlas Air Worldwide Holdings, Inc. (the "Company") annually considers and recommends to the Board the selection of the Company's independent public accountants. The Audit Committee of the Board of Directors of the Company also annually considers and recommends to the Board the selection of the independent public accountants for Atlas Air, Inc., a wholly-owned subsidiary of the Company ("Atlas"). As recommended by the Company's Audit Committee, the Company's Board of Directors on April 25, 2002 decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's and Atlas' independent public accountants and engaged Ernst & Young LLP to serve as the Company's and Atlas' independent public accountants for 2002.

     Andersen's reports on the Company's and Atlas' consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In addition, there were no modifications as to accounting principles except that the audit report of Andersen for the fiscal year ended December 31, 2001 contained an explanatory paragraph with respect to the change in method of accounting for derivative instruments and hedging activities effective January 1, 2001 as required by the Financial Accounting Standards Board.

     During the Company's and Atlas' two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's or Atlas' consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

     The Company and Atlas provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated April 25, 2002, stating its agreement with such statements.

     During the Company's and Atlas' two most recent fiscal years and through the date of this Form 8-K, neither the Company nor Atlas consulted Ernst & Young LLP with respect to the application or accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's or Atlas' consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

     (c) The following Exhibits are filed as part of this report:


         EXHIBIT NO.                   DESCRIPTION

               16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 25, 2002.

               99.1 Press Release dated April 26, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ATLAS AIR WORLDWIDE HOLDINGS, INC.
                                (Registrant)




Dated:  April 26, 2002          By:  /s/ Douglas A. Carty
                                     -------------------------------------------
                                       Name:       Douglas A. Carty
                                       Title:      Senior Vice President and
                                                   Chief Financial Officer



                                ATLAS AIR, INC.
                                (Registrant)




Dated:  April 26, 2002          By:  /s/ Douglas A. Carty
                                     -------------------------------------------
                                       Name:       Douglas A. Carty
                                       Title:      Senior Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


         EXHIBIT NO.                   DESCRIPTION

               16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 25, 2002.

               99.1 Press Release dated April 26, 2002.

                                                                      EXHIBIT 16

April 25, 2002


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



Dear Sir or Madam:

We have read Item 4 included in the Form 8-K dated April 22, 2002 of Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP


cc:      Douglas A. Carty
         Senior Vice President and Chief Financial Officer
         Atlas Air Worldwide Holdings, Inc.

                                                                    EXHIBIT 99.1

    Atlas Air Worldwide Holdings                      Media Contact:
                                                      Rachel Berry 914 701 8400
    2000 Westchester Avenue                           Investor Contact:
                                                      Jason Grant 914 701 8210
    Purchase, NY 10577-2543


FOR IMMEDIATE RELEASE

ATLAS AIR WORLDWIDE HOLDINGS SELECTS ERNST & YOUNG AS NEW INDEPENDENT AUDITOR

Purchase, N.Y., April 26, 2002 Atlas Air Worldwide Holdings, Inc. (NYSE: CGO) today announced the selection of its new independent auditor, Ernst & Young. In previous years, the company's audits were conducted by Arthur Andersen.

"Arthur Andersen served as our independent auditors for seven years, and we valued their services. However, in light of the difficulties that they currently face, we believe it is in the best interest of our company and our shareholders for Atlas to make a change," said Douglas A. Carty, Chief Financial Officer of Atlas Air Worldwide Holdings. "We conducted a thorough search and we have selected Ernst & Young as our new independent auditor. Their outstanding reputation speaks for itself, and we look forward to working with them. As we make this change, we would like to thank Arthur Andersen for their professional services and contributions to Atlas Air."

In order to accommodate the change in auditors, and to provide for an orderly transition, the Company's release of its first quarter earnings financial results will be slightly delayed from its normal schedule; the Company currently anticipates an early May earnings release date.

Atlas Air Worldwide Holdings, Inc. is the parent company of Atlas Air, Inc., and of Polar Air Cargo. Atlas Air offers its customers a complete line of freighter services, specializing in ACMI contracts, with its fleet of B747 aircraft. These contracts include the provision by Atlas Air of the Aircraft, Crew, Maintenance and Insurance for some of the world's leading international carriers. Polar Air Cargo's fleet of Boeing 747 freighter aircraft specialize in time-definite, cost-effective airport-to-airport scheduled airfreight service. Polar and Atlas Air are operated as separate subsidiaries of the parent company.